UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2003

CORRECTIONS CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

10 Burton Hills Boulevard, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 263-3000

Not applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 07/24/03
EX-99.2 PRESS RELEASE 07/24/03

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release dated July 24, 2003.

99.2	Press Release dated July 24, 2003.

Item 9. Regulation FD Disclosure.

     Corrections Corporation of America (the “Company”) announced today that it intends to offer, through a private placement, subject to market and other conditions, $275 million in aggregate principal amount of senior notes due 2013. The announcement is set forth in the press release attached hereto as Exhibit 99.1.

     In a separate release, the Company announced today that it expects to meet the second quarter and full year guidance it previously announced and that it is seeking certain amendments to its senior secured credit facility. The announcement is set forth in the press release attached hereto as Exhibit 99.2.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORRECTIONS CORPORATION OF AMERICA

Date:	July 24, 2003	By:	/s/ David M. Garfinkle
		Name: Title:	David M. Garfinkle Vice President, Finance

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 24, 2003.

99.2	Press Release dated July 24, 2003.

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